SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 January 31, 1997

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)


United States                  33-95714                   22-2716130
(State or other              (Commission              (I.R.S. Employer
Jurisdiction of              File Number)             Identification No.)
Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359


                                  Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

   (c) Exhibits
       28.1  Monthly Servicer's Certificate - January 31, 1997
       28.2  Monthly Series 1995-1 Certificateholders' Statement -
               January 31, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



Dated:  August 26, 1997                   By: ____________________________
        ---------------
                                          Name:    /s/Donald K. Truslow
                                          Title:   Comptroller






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                                INDEX TO EXHIBITS

                                                                  Sequentially
Exhibit                                                             Numbered
Number                     Exhibit                                    Page
------                     -------                                ------------
28.1      Monthly Servicer's Certificate - January 31, 1997           1-7
28.2      Monthly Series 1995-1 Certificateholders' Statement -
            January 31, 1997                                         C1-C10